(EXHIBITS TO BE FILED BY EDGAR)


          Exhibits:


                    A-1       Form  of  Certificate  of   Incorporation  of
                              Subsidiary

                    A-2       Form of By-Laws of Subsidiary

                    A-3       Form of Subsidiary stock certificate

                    F         Opinion of Berlack, Israels & Liberman LLP